                                                                   March 6, 2001

Kemper
Important News
for Value Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of a matter affecting Value Fund that will be the subject of a shareholder vote.

                                      Q&A
                             QUESTIONS AND ANSWERS

Q  What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kemper Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. The goal is to create one streamlined, multi-class family of funds under the Scudder brand. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your fund as well as your fund Board's considerations in determining to recommend its approval by shareholders.

Q  What am I being asked to vote on?

A As described in the enclosed Proxy Statement/Prospectus, you are asked to approve the combination of your fund into Scudder Large Company Value Fund, a fund with similar investment policies that is also managed by ZSI. After reviewing the proposal, your fund's Board has determined that this action is in the best interest of the fund's shareholders. The Board recommends that you vote FOR the proposal.

Q Why has my Board of Trustees recommended that I vote in favor of the proposed combination?

A As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of funds for the following reasons:

 . LOWER FUND EXPENSES. If the reorganization is approved, your fund's shareholders are expected to benefit from lower total fund operating expenses.

 . GREATER PREDICTABILITY OF EXPENSES. Scudder Large Company Value Fund and ZSI have entered into an administrative services agreement pursuant to which ZSI provides or pays others to provide substantially all of the administrative services required by Scudder Large Company Value Fund in return for payment by each class of shares of Scudder Large Company Value Fund of an annual administrative services fee. This agreement, which has an initial three year term, protects Scudder Large Company Value Fund's shareholders from increases in that fund's expense ratio attributed to any increases in the costs of providing these services.

                                                     (continued on inside cover)

 . SIMILAR INVESTMENT OBJECTIVES AND POLICIES. Although some differences do exist, ZSI has advised the Trustees that the funds have compatible investment objectives and policies. In addition, ZSI has advised the Trustees that both funds have the same portfolio management team and follow a substantially similar investment process.

 . TAX-FREE REORGANIZATION. It is a condition of the reorganization that your fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

Q  How would the reorganization of my fund into another fund be processed?

A As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in Scudder Large Company Value Fund. The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down -- depending on the net asset value (NAV) of your current fund and the NAV of your new fund when the transaction takes place.

Q  When would the reorganization take place?

A If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in future communications.

Q  Whom should I call for additional information about this Proxy
Statement/Prospectus?

A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                  March 6, 2001

Dear Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand. As part of this program, you are being asked to approve a proposed combination of your Fund with a similar Scudder Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons be-hind the proposed reorganization.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposed transaction involving your Fund. The Proxy Statement/Prospectus itself provides greater detail about the proposal, why it is being made and how it applies to your Fund. After careful review, your Fund's Board has approved the proposal. The Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

    To vote, simply fill out the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001, our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani             /s/ Linda C. Coughlin

Edmond D. Villani                 Linda C. Coughlin
Chief Executive Officer           President
Zurich Scudder Investments, Inc.  Value Equity Trust

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                                  VALUE FUND

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Value Fund (the "Fund"), a series of Value Equity Trust, will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at 3:00 p.m., Eastern time, for the following purpose:

    Proposal:   To approve an Agreement and Plan of Reorganization for the
                Fund (the "Plan"). Under the Plan, (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Large Company Value Fund, (ii) each shareholder of the Fund would receive shares of Scudder Large
                Company Value Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting.

    The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

                                                         By Order of the Board,

                                                              /s/ John Millette

                                                                  John Millette
                                                                      Secretary
    March 6, 2001

 IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1

PROPOSAL:APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION...................   3

 SYNOPSIS...................................................................   3

 PRINCIPAL RISK FACTORS.....................................................  24

 THE PROPOSED TRANSACTION...................................................  25

ADDITIONAL INFORMATION......................................................  32

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                                  VALUE FUND,
                             a separate series of
                       VALUE EQUITY TRUST (the "Trust")
                            Two International Place
                       Boston, Massachusetts 02110-4103
                                (800) 728-3337

            by and in exchange for shares of beneficial interest of
                       SCUDDER LARGE COMPANY VALUE FUND,
                        a separate series of the Trust
                            Two International Place
                       Boston, Massachusetts 02110-4103
                                (800) 728-3337

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust in connection with the Special Meeting of Shareholders of Value Fund (the "Fund") to be held on May 24, 2001, at the offices of Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), 13th Floor, Two International Place, Boston, MA 02110-4103 at 3:00 p.m. (Eastern time), or at such later time made necessary by all adjournments or postponements thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    At the Meeting, shareholders of the Fund will be asked to approve an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Scudder Large Company Value Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of benefi-cial interest of Scudder Large Company Value Fund and the assumption by Scudder Large Company Value Fund of all of the liabilities of the Fund, as de-scribed more fully below (the "Reorganization"). Shares of Scudder Large

                            ----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-
FENSE.

Company Value Fund received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganiza-tion, each shareholder of the Fund will become a shareholder of Scudder Large Company Value Fund and will receive shares of Scudder Large Company Value Fund having an aggregate net asset value as of the close of business on the busi-ness day preceding the closing of the Reorganization (the "Valuation Date") equal to the aggregate net asset value of such shareholder's shares of the Fund as of the close of business on the Valuation Date. The closing of the Re-organization (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is ex-pected to occur on or about June 25, 2001.

    In the description of the Proposal below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken either by the Fund or Scudder Large Company Value Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken by the Trust, on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about Scudder Large Company Value Fund that a prospective investor should know be-fore investing and should be retained for future reference. For a more de-tailed discussion of the investment objective, policies, restrictions and risks of Scudder Large Company Value Fund, see Scudder Large Company Value Fund's prospectus relating to the class of shares that you will receive in the Reorganization, as each is supplemented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more de-tailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus relating to the class of shares that you currently own dated February 1, 2001, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Fund at the telephone number or address listed above.

    Also incorporated herein by reference is Scudder Large Company Value Fund's statement of additional information relating to the class of shares that you will receive in the Reorganization, as each is supplemented from time to time, which may be obtained upon request and without charge by calling or writing Scudder Large Company Value Fund at the telephone number or address listed above. A Statement of Additional Information, dated March 6, 2001, con-taining additional information about the Reorganization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Scudder Large Company Value Fund at the telephone number or address listed above. Share-holder inquiries regarding Scudder Large Company Value Fund and the Fund may be made by calling (800) 728-3337. The information contained in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

    Scudder Large Company Value Fund and the Fund are diversified series of shares of beneficial interest of the Trust, an open-end management investment company organized as a Massachusetts business trust.

    The Board of Trustees of the Trust unanimously recommends that sharehold-ers vote FOR the Proposal.

                        PROPOSAL: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees, including all of the Trustees who are not consid-ered "interested" persons of the Trust, as defined in the Investment Company Act of 1940, as amended (the "Independent Trustees"), approved the Plan at a meeting held on November 13, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Scudder Large Com-pany Value Fund in exchange for Class S, Class A, Class B and Class C shares of Scudder Large Company Value Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and (c) the termination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder Large Company Value Fund, a fund with similar investment characteristics and managed by the same invest-ment manager as the Fund. Immediately after the Reorganization, each share-holder of the Fund will hold shares of the class of shares of Scudder Large Company Value Fund that corresponds to the class of shares of the Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

    ZSI is the investment manager of both Funds. If the Reorganization is com-pleted, the Fund's shareholders will continue to enjoy all of the same share-holder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvest-ment. Services provided to the Class S, Class A, Class B and Class C share-holders of Scudder Large Company Value Fund are identical to those currently provided to shareholders of the corresponding class of the Fund. See "Pur-chases, Exchanges and Redemptions."

Background of the Reorganization

    The Reorganization is part of a broader ZSI restructuring program to re-spond to changing industry conditions and investor needs. The mutual fund in-dustry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund sharehold-ers. ZSI believes that the combination of its open-end, directly-distributed funds and classes (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative in-frastructure and focus its distribution efforts. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and policies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combina-tions may help to enhance investment performance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Scudder Funds.

    The fund consolidations are expected to have a positive impact on ZSI as well. These consolidations are likely to result in reduced costs (and the po-tential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

    Since receiving ZSI's proposal on June 5, 2000, the Trustees have con-ducted a thorough review of all aspects of the proposed Reorganization. See "The Proposed Transaction--Board Approval of the Proposed Transaction" below.

    The Trustees believe that the Reorganization will provide shareholders of the Fund with the following benefits:

  . LOWER FUND EXPENSES. If the Reorganization is approved, the Fund's shareholders are expected to benefit from lower total fund operating expenses. Please refer to "Comparison of Expenses" below.

  . GREATER PREDICTABILITY OF EXPENSES. Scudder Large Company Value Fund and ZSI have entered into an administrative services agreement pursu-ant to which ZSI provides or pays others to provide substantially all of the administrative services required by Scudder Large Company Value Fund in return for payment by each class of shares of Scudder Large Company Value Fund of an annual administrative services fee. This agreement, which has an initial three year term, protects Scudder Large Company Value Fund's shareholders from increases in that Fund's expense ratio attributed to any increases in the costs of providing these services.

  . SIMILAR INVESTMENT OBJECTIVES AND POLICIES. Although some differences do exist, ZSI has advised the Trustees that the Funds have compatible investment objectives and policies. In addition, ZSI has advised the Trustees that both Funds have the same portfolio management team and follow a substantially similar investment process. Please refer to "Investment Objectives, Policies and Restrictions of the Funds" below.

  . TAX-FREE REORGANIZATION. It is a condition of the Reorganization that the Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

  . the Reorganization is in the best interests of the Fund and its share-holders; and

  . the interests of the existing shareholders of the Fund will not be di-luted as a result of the Reorganization.

    Accordingly, the Trustees unanimously recommend approval of the Plan ef-fecting the Reorganization. If the Plan is not approved, the Fund will con-tinue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of the Fund and Scudder Large Company Value Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' prospec-tuses.

    The investment objectives, policies and restrictions of the Fund and Scudder Large Company Value Fund are similar. Some differences do exist. The investment objective of the Fund is to seek long-term growth of capital through investment in undervalued equity securities. The investment objective of Scudder Large Company Value Fund is to seek maximum long-term capital appreci-ation through a value-oriented investment approach. There can be no assurance that either Fund will achieve its investment objective.

    Both Funds have the same portfolio management teams and are managed in a substantially similar manner. Scudder Large Company Value Fund invests at least 65% of its net assets in common stocks and other equities of large U.S. companies (those with a market value of $1 billion or more). Similarly, the Fund normally invests at least 80% of its net assets in equity securities, primarily common stocks of larger, established U.S. companies with similar market values.

    In selecting stocks for each Fund, the managers begin by using a computer model that examines companies in the Russell 1000 Index. For Scudder Large Company Value Fund, the model seeks those companies whose market values, when compared to such factors as earnings, book value and sales, place them in the most undervalued 40% of companies in the index. For the Fund, the model ranks the stocks in the index by comparing a company's stock price to its earnings, book value, cash flow and other quantitative measures.

    The managers of Scudder Large Company Value Fund then further narrow the pool of potential stocks by using bottom-up analysis to look for companies that seem poised for business improvement. Scudder Large Company Value Fund's managers also draw on fundamental investment research to assemble Scudder Large Company Value Fund's portfolio and assess the economic outlooks for var-ious industries and the risk characteristics and potential volatility of each stock.

    For the Fund, the managers then analyze those companies that the model in-dicates are most undervalued, seeking to identify those whose stock prices ap-pear likely to rebound due to a particular factor, and consider the impact on the Fund of each stock's potential risk factors and expected volatility. Last-ly, the managers of the Fund identify the 60 to 90 most attractive stocks, drawing on an analysis of economic outlooks for various sectors and indus-tries.

    Scudder Large Company Value Fund will normally sell a stock when it reaches a target price, when the managers believe other investments offer bet-ter opportunities or in the course of adjusting its exposure to a given indus-try. The Fund will normally sell a stock when the managers believe it is fairly valued, it may not benefit from the current market, its fundamental factors have changed or it has performed below expectations.

    Each Fund may invest up to 20% of its net assets in certain investment-grade debt securities. Each Fund may also purchase debt securities that are rated Baa or below ("high yield" or "junk" bonds), but Scudder Large Com-pany Value Fund may invest a greater percentage of its assets in debt securi-ties rated B or lower, including those rated C or D. Unlike the Fund, Scudder Large Company Value Fund may invest in foreign securities. Although each Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the Investment Manager does not intend to use them as principal investments for either Fund, and might not use them at all.

    The Funds' fundamental and non-fundamental investment restrictions, as set forth under "Investment Restrictions" in each Fund's statement of additional information, are identical. Investment restrictions of each Fund that are fun-damental policies may not be changed without the approval of Fund sharehold-ers, while non-fundamental policies may be changed by the particular Fund's Board without shareholder approval. Investors should refer to each Fund's statement of additional information for a more detailed description of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for Scudder Large Company Value Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended July 31, 2000 was 46%. The portfolio turnover rate for the Fund for the fiscal year ended September 30, 2000 was 51%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Performance

    The following tables show how the returns of the Fund and Scudder Large Company Value Fund over different periods average out. For context, the tables also include broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performance of both Funds and the indices vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class S Shares

                                                   Past 5  Past 10    Since
                                         Past Year  Years   Years   Inception*
                                         --------- ------- -------- ----------
Fund--Class S...........................   16.10%   17.59%    N/A     16.19%
Scudder Large Company Value Fund--Class
 S......................................   14.64%   15.79%  16.33%      N/A
Comparative Index for both Funds:
 Russell 1000 Value Index(/1/)..........    7.01%   16.91%  17.37%    16.95%
Comparative Index for the Fund: S&P 500
 Index(/2/).............................   (9.10%)  18.33%    N/A     17.20%

-----------
* Inception date of the Fund's Class S shares is December 31, 1992. Index comparisons begin December 31, 1992.
(/1/) The Russell 1000 Value Index, an unmanaged index consisting of those stocks in the Russell 1000 Index that have less-than-average growth ori-entation.
(/2/) The Standard & Poor's 500 Composite Price Index (S&P 500 Index) is an unmanaged, capitalization-weighted index that includes 500 large-cap U.S. stocks.

    Total return for the Fund would have been lower from 1993 through 1997 if the Investment Manager had not maintained expenses during that period.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class A Shares*

                                                                      Since
                              Past Year Past 5 Years Past 10 Years Inception**
                              --------- ------------ ------------- -----------
Fund--Class A(/1/)...........    9.32%     16.20%          N/A        15.33%
Scudder Large Company Value
  Fund--Class A(/2/).........    7.75%     14.11%        15.33%         N/A
Comparative Index for both
  Funds: Russell 1000 Value
  Index(/3/).................    7.01%     16.91%        17.37%       16.95%
Comparative Index for the
  Fund: S&P 500 Index(/4/)...   (9.10)%    18.33%          N/A        17.20%

-----------
* The inception date for the Fund's Class A shares is April 16, 1998. Per-formance figures for the Fund's Class A shares before that date are based on the historical performance of the Fund's original share class, Class S shares, adjusted to reflect the impact of the maximum initial sales charge applicable to Class A shares.
** Inception date is December 31, 1992, the inception date of the Fund's Class S shares. Index comparisons begin December 31, 1992.
(/1/) Class A performance is adjusted for maximum sales charge.
(/2/) Class A shares of Scudder Large Company Value Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder Large Company Value Fund's Class A shares are derived from the historical performance of Class S shares, adjusted to reflect the impact of the maximum initial sales charge and the higher total annual operating expenses applicable to Class A shares.
(/3/) The Russell 1000 Value Index, an unmanaged index consisting of those stocks in the Russell 1000 Index that have less-than-average growth ori-entation.
(/4/) The Standard & Poor's 500 Composite Price Index (S&P 500 Index) is an unmanaged, capitalization-weighted index that includes 500 large-cap U.S. stocks.

    Total return for the Fund would have been lower from 1993 through 1997 if the Investment Manager had not maintained expenses during that period.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class B Shares*

                                                                      Since
                              Past Year Past 5 Years Past 10 Years Inception**
                              --------- ------------ ------------- -----------
Fund--Class B(/1/)...........   12.14%     16.45%          N/A        15.23%
Scudder Large Company Value
  Fund--Class B(/2/).........   10.01%     14.32%        15.09%         N/A
Comparative Index for both
  Funds: Russell 1000 Value
  Index(/3/).................    7.01%     16.91%        17.37%       16.95%
Comparative Index for the
  Fund: S&P 500 Index(/4/)...   (9.10)%      N/A           N/A        17.20%

-----------
* The inception date for the Fund's Class B shares is April 16, 1998. Per-formance figures for the Fund's Class B shares before that date are based on the historical performance of the Fund's original share class, Class S shares, adjusted to reflect the impact of the maximum contingent deferred sales charge applicable to Class B shares.
** Inception date is December 31, 1992, the inception date of the Fund's Class S shares. Index comparisons begin December 31, 1992.
(/1/) Class B performance is adjusted for maximum contingent deferred sales charge.
(/2/) Class B shares of Scudder Large Company Value Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder Large Company Value Fund's Class B shares are derived from the historical performance of Class S shares, adjusted to reflect the impact of the maximum contingent deferred sales charge and the higher total annual operating expenses applicable to Class B shares.
(/3/) The Russell 1000 Value Index, an unmanaged index consisting of those stocks in the Russell 1000 Index that have less-than-average growth ori-entation.
(/4/) The Standard & Poor's 500 Composite Price Index (S&P 500 Index) is an unmanaged, capitalization-weighted index that includes 500 large-cap U.S. stocks.

    Total return for the Fund would have been lower from 1993 through 1997 if the Investment Manager had not maintained expenses during that period.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class C Shares*

                                                                      Since
                              Past Year Past 5 Years Past 10 Years Inception**
                              --------- ------------ ------------- -----------
Fund--Class C................   14.85%     16.65%          N/A        15.30%
Scudder Large Company Value
  Fund--Class C(/1/).........   13.44%     14.58%        15.12%         N/A
Comparative Index for both
  Funds: Russell 1000 Value
  Index(/2/).................    7.01%     16.91%        17.37%       16.95%
Comparative Index for the
  Fund: S&P 500 Index(/3/)...   (9.10)%      N/A           N/A        17.20%

-----------
* The inception date for the Fund's Class C shares is April 16, 1998. Per-formance figures for the Fund's Class C shares before that date are based on the historical performance of the Fund's original share class, Class S shares.
** Inception date is December 31, 1992, the inception date of the Fund's Class S shares. Index comparisons begin December 31, 1992.
(/1/) Class C shares of Scudder Large Company Value Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder Large Company Value Fund's Class C shares are derived from the historical performance of Class S shares, adjusted to reflect the impact of the higher total annual operating expenses appli-cable to Class C shares.
(/2/) The Russell 1000 Value Index, an unmanaged index consisting of those stocks in the Russell 1000 Index that have less-than-average growth ori-entation.
(/3/) The Standard & Poor's 500 Composite Price Index (S&P 500 Index) is an unmanaged, capitalization-weighted index that includes 500 large-cap U.S. stocks.

    Total return for the Fund would have been lower from 1993 through 1997 if the Investment Manager had not maintained expenses during that period.

    For management's discussion of Scudder Large Company Value Fund's perfor-mance for the fiscal year ended July 31, 2000, please refer to Exhibit B. Class A, Class B and Class C shareholders of the Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares, which would reduce performance.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. The same individuals serve as the portfolio management team for each Fund. ZSI is a Delaware corporation located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of July 31, 2000, Scudder Large Company Value Fund had total net assets of $2,077,971,638. For the fiscal year ended July 31, 2000, Scudder Large Company Value Fund paid the Investment Manager a fee of 0.62% of its average daily net assets. As of September 30, 2000, the Fund had total net assets of $419,862,688. For the fiscal year ended September 30, 2000, the Fund paid the Investment Manager a fee of 0.70% of its average daily net assets.

    The investment management fee schedule for the combined Fund after the Re-organization will be identical to the current fee schedule for Scudder Large Company Value Fund. Currently, the fee schedules for the Fund and Scudder Large Company Value Fund are as follows:

                Fund                          Scudder Large Company Value Fund
-------------------------------------       ------------------------------------------
Average Daily Net Assets     Fee Rate       Average Daily Net Assets       Fee Rate
------------------------     --------       ------------------------       --------
First $500 million            0.70%            First $1.5 billion           0.600%
Over $500 million             0.65%            Next $500 million            0.575%
                                               Next $1 billion              0.550%
                                               Next $1 billion              0.525%
                                               Next $1 billion              0.500%
                                               Over $5 billion              0.475%

    Based upon the Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for the Fund was 0.70%. Based upon each Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for Scudder Large Company Value Fund after the Reorganization would be 0.58% of average daily net assets.

Administrative Fee

    Scudder Large Company Value Fund has entered into an administrative serv-ices agreement with ZSI (the "Administration Agreement"), pursuant to which ZSI provides or pays others to provide substantially all of the administrative services required by Scudder Large Company Value Fund (other than those pro-vided by ZSI under its investment management agreement with that Fund) in ex-change for the payment by Scudder Large Company Value Fund of an annual admin-istrative services fee (the "Administrative Fee") equal to

0.300%, 0.325%, 0.375% and 0.350% of average daily net assets attributable to the Class S, Class A, Class B and Class C shares, respectively. The fees for the services provided by Kemper Distributors, Inc. ("KDI") under its current shareholder services agreement and underwriting and distribution services agreement with Scudder Large Company Value Fund applicable to Class A, Class B and Class C shares are not covered by, and are in addition to, the Administra-tive Fee. One effect of this arrangement is to make Scudder Large Company Value Fund's future expense ratio more predictable. On the other hand, the ad-ministrative fee rate does not decrease with economies of scale from increases in asset size or decreased operating expenses. The details of this arrangement (including expenses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Scudder Large Company Value Fund pursuant to separate agreements. Some of these Service Providers may dif-fer from the current Service Providers of the Fund. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes net asset value for Scudder Large Company Value Fund and maintains its accounting records. Scudder Service Cor-poration, also a subsidiary of ZSI, is the transfer, shareholder servicing and dividend-paying agent for each class of shares of Scudder Large Company Value Fund. By contract with Scudder Service Corporation, Kemper Service Company, also a subsidiary of ZSI, serves as shareholder servicing agent for the Class A, Class B and Class C shares. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Scudder Investor Services, Inc. ("SIS"), also a wholly-owned subsidiary of ZSI, acts as the principal under-writer and distributor for the Class S shares of Scudder Large Company Value Fund and acts as agent of such Fund in the continuous offering of its Class S shares. KDI, an affiliate of ZSI, acts as the principal underwriter and dis-tributor for the Class A, Class B and Class C shares of Scudder Large Company Value Fund and acts as agent of such Fund in the continuous offering of its Class A, Class B and Class C shares. As custodian, State Street Bank and Trust Company holds the portfolio securities of Scudder Large Company Value Fund, pursuant to a custodian agreement. Other Service Providers include the inde-pendent public accountants and legal counsel for Scudder Large Company Value Fund.

    Under the Administration Agreement, each Service Provider provides the services to Scudder Large Company Value Fund described above, except that ZSI pays these entities for the provision of their services to Scudder Large Com-pany Value Fund and pays most other fund expenses, including insurance, regis-tration, printing and postage fees. In return, Scudder Large Company Value Fund pays ZSI the Administrative Fee.

    The Administration Agreement will remain in effect for an initial term ending September 30, 2003, subject to earlier termination by the trustees that oversee Scudder Large Company Value Fund. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the trustees, including the Independent Trustees. The fee payable by Scudder Large Company Value Fund to ZSI pursuant to the Administration Agreement is reduced by the amount of any credit received from Scudder Large Company Value Fund's custo-dian for cash balances.

    Certain expenses of Scudder Large Company Value Fund are not borne by ZSI under the Administration Agreement, such as taxes, brokerage, interest and ex-traordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). Scudder Large Company Value Fund continues to pay the fees required by its investment man-agement agreement with ZSI. In addition, Class A, Class B and Class C shares pay the fees under the services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Services
Fees -- Class A, Class B and Class C Shares" below.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class S, Class A, Class B and Class C shares of Scudder Large Company Value Fund, and compares these with the expenses of the Fund. As indi-cated below, it is expected that the total expense ratio of each class of Scudder Large Company Value Fund following the Reorganization will be lower than the current expense ratio of the corresponding class of the Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 (prior to the creation of Class A, Class B and Class C shares of Scudder Large Company Value Fund) and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the pe-riod.

                           Expense Comparison Table
                                Class S Shares

                                                                     Scudder
                                                     Scudder      Large Company
                                                      Large       Value Fund --
                                                     Company        Pro Forma
                                             Fund   Value Fund    Combined(/1/)
                                            ------  ----------    -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......    None      None           None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption proceeds)....    None      None           None
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.........    None      None           None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)................    None*     None*          None*
Annual Fund Operating Expenses (unaudited)
  (as a % of average net assets)
Management Fees...........................   0.70%     0.59%(/2/)     0.58%
Distribution and/or Service (12b-1) Fees..    None      None           None
Other Expenses............................   0.77%     0.30%(/3/)     0.30%
Total Annual Fund Operating Expenses......   1.47%     0.89%          0.88%
Expense Example of Total Operating
  Expenses at the End of the Period(/4/)
One Year..................................  $  149    $   91         $   90
Three Years...............................  $  465    $  284         $  281
Five Years................................  $  803    $  493         $  488
Ten Years.................................  $1,757    $1,096         $1,084

-----------
*   There is a $5 wire service fee for receiving redemption proceeds via wire.

Notes to Expense Comparison Table:
(/1/) The Scudder Large Company Value Fund -- Pro Forma Combined column re-flects expenses estimated for the combined fund subsequent to the Reor-ganization and reflects the effect of the Reorganization. Pro Forma ex-penses reflect the implementation of Scudder Large Company Value Fund's Administration Agreement.
(/2/) Restated to reflect the implementation of Scudder Large Company Value
      Fund's new investment management agreement.
(/3/) Restated to reflect the implementation of Scudder Large Company Value
      Fund's Administration Agreement.
(/4/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, total operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class A Shares

                                                                    Scudder
                                                    Scudder      Large Company
                                                     Large       Value Fund --
                                                    Company        Pro Forma
                                             Fund  Value Fund    Combined(/1/)
                                            ------ ----------    -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......   5.75%    5.75%          5.75%
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................    None     None           None
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.........    None     None           None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)................    None     None           None
Annual Fund Operating Expenses (unaudited)
  (as a % of average net assets)
Management Fees...........................   0.70%    0.59%(/3/)     0.58%
Distribution and/or Service (12b-1) Fees..    None    0.25%(/4/)     0.25%(/4/)
Other Expenses............................   0.98%    0.33%(/5/)     0.33%
Total Annual Fund Operating Expenses......   1.68%    1.17%          1.16%
Expense Example of Total Operating
  Expenses at the End of the Period(/6/)
One Year..................................  $  736   $  687         $  686
Three Years...............................  $1,074   $  925         $  922
Five Years................................  $1,435   $1,182         $1,177
Ten Years.................................  $2,448   $1,914         $1,903

Notes to Expense Comparison Table:
(/1/) The Scudder Large Company Value Fund -- Pro Forma Combined column re-flects expenses estimated for the combined fund subsequent to the Reor-ganization and reflects the effect of the Reorganization. Pro Forma ex-penses reflect the implementation of Scudder Large Company Value Fund's Administration Agreement and the adoption of a distribution plan.
(/2/) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and 0.50% if sold during the second year after purchase.
(/3/) Restated to reflect the implementation of Scudder Large Company Value
      Fund's new investment management agreement.

(/4/) Reflects a shareholder services fee of 0.25%. The shareholder services fee for Scudder Large Company Value Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class A shares of the Fund also bear a shareholder services fee of up to 0.25%, which is included under the "Other Expenses" category for the Fund because it is not au-thorized by a Rule 12b-1 Plan.
(/5/) Restated to reflect the implementation of Scudder Large Company Value
      Fund's Administration Agreement.
(/6/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, total operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

                            Expense Comparison Table
                                 Class B Shares

                                                                    Scudder
                                                    Scudder      Large Company
                                                     Large       Value Fund --
                                                    Company         Pro Forma
                                             Fund  Value Fund    Combined(/1/)
                                            ------ ----------    -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......    None     None           None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................   4.00%    4.00%          4.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.........    None     None           None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)................    None     None           None
Annual Fund Operating Expenses (unaudited)
  (as a % of average net assets)
Management Fees...........................   0.70%    0.59%(/3/)     0.58%
Distribution and/or Service (12b-1) Fees..   0.75%    1.00%(/4/)     1.00%(/4/)
Other Expenses............................   0.84%    0.38%(/5/)     0.38%
Total Annual Fund Operating Expenses......   2.29%    1.97%          1.96%
Expense Example of Total Operating
  Expenses Assuming Redemption at the End
  of the Period(/6/)
One Year..................................  $  632   $  600         $  599
Three Years...............................  $1,015   $  918         $  915
Five Years................................  $1,425   $1,262         $1,257
Ten Years.................................  $2,333   $1,899         $1,888
Expense Example of Total Operating
  Expenses Assuming No Redemption at the
  End of the Period(/6/)
One Year..................................  $  232   $  200         $  199
Three Years...............................  $  715   $  618         $  615
Five Years................................  $1,225   $1,062         $1,057
Ten Years.................................  $2,333   $1,899         $1,888

Notes to Expense Comparison Table:
(/1/) The Scudder Large Company Value Fund -- Pro Forma Combined column re-flects expenses estimated for the combined fund subsequent to the Reorga-nization and reflects the effect of the Reorganization. Pro Forma ex-penses reflect the implementation of Scudder Large Company Value Fund's Administration Agreement and the adoption of a distribution plan.

(/2/) Contingent deferred sales charges on Class B shares sold during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(/3/) Restated to reflect the implementation of Scudder Large Company Value
      Fund's new investment management agreement.
(/4/) Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder Large Company Value Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class B shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/5/) Restated to reflect the implementation of Scudder Large Company Value
      Fund's Administration Agreement.
(/6/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase. This is only an example; your actual expenses will be different.

                            Expense Comparison Table
                                 Class C Shares

                                                                    Scudder
                                                    Scudder      Large Company
                                                     Large       Value Fund --
                                                    Company        Pro Forma
                                             Fund  Value Fund    Combined(/1/)
                                            ------ ----------    -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......    None     None           None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................   1.00%    1.00%          1.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.........    None     None           None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)................    None     None           None
Annual Fund Operating Expenses (unaudited)
  (as a % of average net assets)
Management Fees...........................   0.70%    0.59%(/3/)     0.58%
Distribution and/or Service (12b-1) Fees..   0.75%    1.00%(/4/)     1.00%(/4/)
Other Expenses............................   1.09%    0.35%(/5/)     0.35%
Total Annual Fund Operating Expenses......   2.54%    1.94%          1.93%
Expense Example of Total Operating
  Expenses Assuming Redemption at the End
  of the Period(/6/)
One Year..................................  $  357   $  297         $  296
Three Years...............................  $  791   $  609         $  606
Five Years................................  $1,350   $1,047         $1,042
Ten Years.................................  $2,875   $2,264         $2,254
Expense Example of Total Operating
  Expenses Assuming No Redemption at the
  End of the Period(/6/)
One Year..................................  $  257   $  197         $  196
Three Years...............................  $  791   $  609         $  606
Five Years................................  $1,350   $1,047         $1,042
Ten Years.................................  $2,875   $2,264         $2,254

Notes to Expense Comparison Table:
(/1/) The Scudder Large Company Value Fund -- Pro Forma Combined column re-flects expenses estimated for the combined fund subsequent to the Reorga-nization and reflects the effect of the Reorganization. Pro Forma ex-penses reflect the implementation of Scudder Large Company Value Fund's Administration Agreement and the adoption of a distribution plan.

(/2/) Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(/3/) Restated to reflect the implementation of Scudder Large Company Value
      Fund's new investment management agreement.
(/4/) Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder Large Company Value Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class C shares of the Fund also bear a shareholder services fee of up to 0.25%, which is included under the "Other Expenses" category for the Fund because it is not au-thorized by a Rule 12b-1 Plan.
(/5/) Restated to reflect the implementation of Scudder Large Company Value
      Fund's Administration Agreement.
(/6/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. This is only an example; your actual expenses will be different.

Distribution of Class S Shares

    SIS, Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of the Class S shares of the Fund and serves as the principal underwriter of the Class S shares of Scudder Large Company Value Fund. SIS charges no direct fees in connection with the distribution of the Class S shares of the Fund or the Class S shares of Scudder Large Company Value Fund. Following the Reorganization, sharehold-ers of Class S shares of Scudder Large Company Value Fund will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis. Class S shares are generally not available to new investors.

Distribution and Services Fees -- Class A, Class B and Class C Shares

    Pursuant to an underwriting and distribution services agreement with Scudder Large Company Value Fund, KDI, 222 South Riverside Plaza, Chicago, Il-linois 60606, an affiliate of the Investment Manager, acts as the principal underwriter and distributor of the Class A, Class B and Class C shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Scudder Large Company Value Fund has adopted distribution plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Fund, with one exception. As under the current distribu-tion plans for the Fund, Scudder Large Company Value Fund pays KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. The dis-tribution plans for Scudder Large Company Value Fund, however, unlike the dis-tribution plans for the Fund, also authorize the payment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the shareholder services agreement (the "Services Agreement") described be-low. Neither KDI nor the Trustees of the Fund believe that the services per-formed by KDI under the Services Agreement have been primarily intended to re-sult in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services pro-vided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the distribution plans for Scudder Large Company Value Fund authorize the payment of the serv-ices fee. The fact that the services fee is authorized by Scudder Large Com-pany Value Fund's distribution plans does not change the fee rate or affect the nature or quality of the services provided by KDI.

    Pursuant to the Services Agreement with Scudder Large Company Value Fund, which is substantially identical to the current shareholder services agreement with the Fund, KDI receives a services fee of up to 0.25% per year with re-spect to the Class A, Class B and Class C shares of Scudder Large Company Value Fund. KDI uses the services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold those classes of shares of Scudder Large Company Value Fund, and may retain any portion of the fee not paid to firms to compen-sate itself for administrative functions performed for the Class A, Class B and Class C shares of the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the rele-vant class of shares.

Purchases, Exchanges and Redemptions -- General

    Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges and redemptions of Class S, Class A, Class B and Class C shares of Scudder Large Company Value Fund are identical to those of the Fund. Shares of Scudder Large Company Value Fund are exchangeable for shares of the same class of most other open-end funds advised by ZSI of-fering such shares.

    Services available to shareholders of Class S, Class A, Class B and Class C shares of Scudder Large Company Value Fund are identical to those available to shareholders of the corresponding classes of shares of the Fund and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class S, Class A, Class B and Class C shares, and reinvestment privileges. Please see Scudder Large Company Value Fund's prospectus for additional information.

Purchases, Exchanges and Redemptions -- Class A, Class B and Class C Shares

    Corresponding classes of shares of Scudder Large Company Value Fund have identical sales charges to those of the Class A, Class B and Class C shares of the Fund. Scudder Large Company Value Fund has a maximum initial sales charge of 5.75% on Class A shares. Shareholders who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within two years of the date on which they were purchased. Class B shares are sold with-out a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is elimi-nated after the sixth year. After six years, Class B shares automatically con-vert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase.

    Class A, Class B and Class C shares of Scudder Large Company Value Fund received in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund exchanged for shares of Scudder Large Company Value Fund as a result of the Reorganiza-tion. However, following the Reorganization, any CDSC that applies to shares of the Fund will continue to apply to shares of Scudder Large Company Value Fund received in the Reorganization, using the original purchase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorganization.

Dividends and Other Distributions

    Each Fund intends to distribute dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, sent to the shareholder by check. For retire-ment plans, reinvestment is the only option.

    If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and un-distributed realized net capital gains immediately prior to the Closing.

Tax Consequences

    As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                                       * * *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by the Funds are similar. The main risks appli-cable to each Fund include, among others, market risk (i.e., the performance of the large company portion of the U.S. stock market) and management risk (i.e., securities selection by the Investment Manager). In addition, because each Fund generally invests a large portion of its assets in "value" stocks, the value of an investment in each Fund is subject to a higher degree of the risk that value stocks may be out of favor relative to other types of securi-ties for certain periods. To the extent that a Fund invests in debt securi-ties, it may be subject to the risks associated with interest rates and credit quality. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of an investment in the Funds. Credit risk refers to the fact that if a portfolio security declines in credit quality or goes into default, it could hurt Fund performance. Credit risk is greater for junk bonds than for investment grade bonds. Investments in junk bonds entail rela-tively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. Because Scudder Large Com-pany Value Fund may invest a greater percentage of its assets in junk bonds rated B or lower than may the Fund, Scudder Large Company Value Fund may be subject to this risk to a greater extent than the Fund. To the extent that Scudder Large Company Value Fund invests in foreign securities, it may be sub-ject to the risks associated with such investments and currency risk. Foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty. In addition, when the dollar value of a foreign cur-rency falls, so does the value of any investments the Fund owns that are de-nominated in that currency. Lastly, the Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to the Funds, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTION

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Fund to Scudder Large Company Value Fund in exchange for that number of full and fractional Class S, Class A, Class B and Class C shares of Scudder Large Company Value Fund having an aggregate net as-set value equal to the aggregate net asset value of the shares of the corre-sponding classes of the Fund as of the close of business on the Valuation Date. Scudder Large Company Value Fund will assume all of the liabilities of the Fund. The Fund will distribute the Class S, Class A, Class B and Class C shares received in the exchange to the shareholders of the corresponding clas-ses of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

    Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class S, Class A, Class B or Class C shares of Scudder Large Company Value Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valua-tion Date. Such shares will be held in an account with Scudder Large Company Value Fund identical in all material respects to the account currently main-tained by the Fund for such shareholder. In the interest of economy and conve-nience, Class S, Class A, Class B and Class C shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class S, Class A, Class B or Class C shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class S, Class A, Class B or Class C shares of Scudder Large Company Value Fund distributed in the Reorganization to shareholders in exchange for certificated shares of the Fund may not be trans-ferred, exchanged or redeemed without delivery of such certificates.

    Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class S, Class A, Class B or Class C shares of Scudder Large Company Value Fund received by the shareholder in connection with the Reorganization.

    The obligations of the Trust, on behalf of the respective Funds, under the Plan are subject to various conditions, as stated therein. The Plan also re-quires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To pro-vide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by September 1, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Scudder Large Company Value Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

    Each class of the Fund will pay its allocable share of expenses associated with the Reorganization, except that ZSI will bear any such expenses in excess of $23,240 for Class A, $25,750 for Class B, $6,108 for Class C and $305,896 for Class S (approximately $0.008, $0.019, $0.016 and $0.021 per share, re-spectively, based on May 31, 2000 net assets for the Fund). As investors in the Fund, Fund shareholders indirectly bear a portion of these expenses.

Board Approval of the Proposed Transaction

    ZSI first proposed the Reorganization to the Independent Trustees of the Fund at a meeting held on June 5, 2000. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by ZSI to consolidate its mutual fund lineup and to offer all of the open-end mutual funds it advises under the "Scudder" brand name (see "Synopsis -- Background of the Reorganization" above). This initiative includes five major components:

  (i) A change in branding to offer virtually all funds advised by ZSI un-der the Scudder name, with a concentration on distribution through financial intermediaries and the AARP Investment Program;

  (ii) The combination of funds with similar investment objectives and policies, including in particular the combination of similar Scudder Funds and Kemper Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient op-erating size;

  (iv) The creation of new classes of shares of each continuing Scudder Fund to facilitate future distribution of such funds through the "intermediary" or broker-sold distribution channel, and the crea-tion of new classes of shares of each Fund into which a Scudder Fund is merging in order to allow current Scudder Fund Class S and Class AARP shareholders to continue holding a class of shares with similar rights, privileges and expense structures as they currently possess; and

  (v) The implementation by each acquiring fund of an Administration Agreement similar in scope and structure to the Administration Agreements recently adopted by many of the Scudder Funds.

    The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the June 5th meeting, the Independent Trustees met on several occasions to review and discuss these proposals, both among themselves and with representatives of ZSI. In the course of their review, the Independent Trustees requested and re-ceived substantial additional information and suggested numerous changes to ZSI's proposals, many of which were accepted.

    Following the conclusion of this process, the Independent Trustees of the Fund, the independent trustees/directors of other funds involved and ZSI reached general agreement on the elements of a restructuring plan as it af-fects shareholders of various funds and, where required, agreed to submit ele-ments of the plan for approval to shareholders of those funds.

    On November 13, 2000, the Board, including the Independent Trustees, ap-proved the terms of the Reorganization and certain related proposals. The In-dependent Trustees have also unanimously agreed to recommend that the Reorga-nization be approved by the Fund's shareholders.

    In determining to recommend that the shareholders of the Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Scudder Large Company Value Fund, and between the estimated operating expenses of Scudder Large Company Value Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Fund's and Scudder Large Company Value Fund's investment objectives, policies, restrictions and portfolios; (d) the agreement by ZSI to provide services to Scudder Large Company Value Fund for a fixed fee rate under the Administration Agreement with an initial three year term; (e) the service fea-tures available to shareholders of the Fund and Scudder Large Company Value Fund; (f) the costs to be borne by the Fund, Scudder Large Company Value Fund and ZSI as a result of the Reorganization; (g) prospects for Scudder Large Company Value Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Fund, Scudder Large Company Value Fund and their re-spective shareholders; and (i) the investment performance of the Fund and Scudder Large Company Value Fund.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with the Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of Scudder Large Company Value Fund, as pro-posed to be revised upon completion of the Reorganization. In particular, the Trustees considered the benefits to shareholders resulting from locking in the rate of Scudder Large Company Value Fund's Administrative Fee for an initial three-year period, and the resulting protection this would afford shareholders if Scudder Large Company Value Fund's net assets declined as a result of mar-ket fluctuations or net redemptions.

    The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Fund. As noted above under "Com-parison of Expenses," the pro forma expense ratio (reflecting the Administra-tive Fee) for the combined fund following the Reorganization is lower than the current expense ratio for the Fund. The Board also considered that the Reorga-nization would permit the shareholders of the Fund to pursue similar invest-ment goals in a larger fund.

    Based on all of the foregoing, the Board concluded that the Fund's partic-ipation in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trust-ees, including the Independent Trustees, unanimously recommends that share-holders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

    Scudder Large Company Value Fund is a series of the Trust, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The Trust's authorized capital consists of an unlimited num-ber of shares of beneficial interest, par value $0.01 per share. The Trustees of the Trust are authorized to divide the shares of the Trust into separate series. Scudder Large Company Value Fund is one of four series of the Trust that the board has created to date. The Trustees of the Trust are also autho-rized to further divide the shares of the series of the Trust into classes. The shares of Scudder Large Company Value Fund are currently divided into six classes: Class S, Class AARP, Class A, Class B, Class C and Class I. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes bear different expense levels because distribution costs and certain other expenses approved by the Trustees of the Trust are borne by the class incurring such expenses.

    Each share of each class of Scudder Large Company Value Fund represents an interest in Scudder Large Company Value Fund that is equal to and proportion-ate with each other share of that class of Scudder Large Company Value Fund. Scudder Large Company Value Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no differences between the rights of shareholders of the Fund and the rights of shareholders of Scudder Large Company Value Fund.

Federal Income Tax Consequences

    The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Scudder Large Company Value Fund of all or substantially all of the assets of the Fund in exchange solely for Class S, Class A, Class B and Class C shares and the assumption by Scudder Large Company Value Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Scudder Large Company Value Fund and the Fund will each be "a party to a reor-ganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Scudder Large Company Value Fund in exchange solely for Class S, Class A, Class B and Class C shares and the assumption by Scudder Large Company Value Fund of all of the liabilities of the Fund or upon the distribution of the

Class S, Class A, Class B and Class C shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Scudder Large Company Value Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Scudder Large Company Value Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Scudder Large Company Value Fund upon the receipt of the assets of the Fund in exchange for Class S, Class A, Class B and Class C shares and the assumption by Scudder Large Company Value Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class S, Class A, Class B and Class C shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class S, Class A, Class B and Class C shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class S, Class A, Class B and Class C shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

    After the Closing, Scudder Large Company Value Fund may dispose of certain securities received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Scudder Large Company Value Fund will be passed on by Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109.

Capitalization

    The following table shows on an unaudited basis the capitalization of Scudder Large Company Value Fund and the Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(/1/):

                                                                          Scudder
                                                                       Large Company
                            Scudder                                    Value Fund --
                         Large Company                Pro Forma          Pro Forma
                           Value Fund       Fund     Adjustments          Combined
                         -------------- ------------ -----------       --------------
Net Assets
Class S shares.......... $2,237,600,169 $331,123,448 $  (305,896)(/3/) $2,568,417,721
Class A shares..........                $ 50,693,642 $   (23,240)(/3/) $   50,670,402
Class B shares..........                $ 30,573,600 $   (25,750)(/3/) $   30,547,850
Class C shares..........                $  7,471,998 $    (6,108)(/3/) $    7,465,890
                                                                       --------------
Total Net Assets........                                               $2,657,101,863(/2/)
                                                                       ==============
Shares Outstanding
Class S shares..........     77,496,256   12,846,172  (1,387,303)          88,955,125
Class A shares..........                   1,968,732    (213,609)           1,755,123
Class B shares..........                   1,195,742    (137,625)           1,058,117
Class C shares..........                     292,512     (33,908)             258,604
Net Asset Value per
 Share
Class S shares.......... $        28.87 $      25.78                   $        28.87
Class A shares..........                $      25.75                   $        28.87
Class B shares..........                $      25.57                   $        28.87
Class C shares..........                $      25.54                   $        28.87

(/1/) Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Scudder Large Company Value Fund will be received by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Scudder Large Company Value Fund that actually will be re-ceived on or after such date.
(/2/) Scudder Large Company Value Fund -- Pro Forma Combined net assets do not reflect expense reductions that would result from the implementation of Scudder Large Company Value Fund's Administration Agreement and lower management fee for an entire year.
(/3/) Represents one-time proxy, legal, accounting and other costs of the Re-organization to be borne by the Fund.

   The Board of Trustees unanimously recommends that the shareholders of the
                     Fund vote in favor of this Proposal.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Trust, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachu-setts 02110-4103 or by calling 1-800-728-3337.

    The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance there-with, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Trust can be inspected and copied at the Public Reference Room main-tained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Cen-ter, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Of-fice, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commis-sion, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and statements of additional information, and other information about the Trust and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tion -- Description of the Plan." In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meet-ing, by executing a superseding proxy or by submitting a notice of revocation to the

Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such ad-journment those proxies which they are entitled to vote in favor of the Pro-posal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of the Proposal requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Ab-stentions and broker non-votes will have the effect of a "no" vote on the Pro-posal.

    Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 14,312,235 Class S shares, 3,197,029 Class A shares, 1,379,288 Class B shares and 399,277 Class C shares of the Fund outstanding.

    As of December 31, 2000, the officers and Trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of Scudder Large Company Value Fund. The Appendix hereto sets forth the beneficial owners of more than 5% of each class of each Fund's shares. To the best of the Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any class of either Fund's outstanding shares, except as stated on the Ap-pendix.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $16,634.84. As the

Meeting date approaches, certain shareholders of the Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card(s), and ask for the shareholder's instructions on the Proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at

1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder Investments, Inc., Two Interna-tional Place, Boston, Massachusetts 02110-4103, within a reasonable time be-fore the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Trust and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ John Millette

John Millette
Secretary

                         INDEX OF EXHIBITS AND APPENDIX

EXHIBIT A:    FORM OF AGREEMENT AND PLAN OF REORGANIZATION

EXHIBIT B:    MANAGEMENT'S DISCUSSION OF SCUDDER LARGE COMPANY VALUE
              FUND'S PERFORMANCE

APPENDIX:     BENEFICIAL OWNERS OF FUND SHARES

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [ ] day of [     ], 2001, by and among Value Equity Trust (the "Trust"),
a Massachusetts business trust, on behalf of each of Scudder Large Company Value Fund (the "Acquiring Fund") and Value Fund (the "Acquired Fund" and, to-gether with the Acquiring Fund, each a "Fund" and collectively the "Funds"), and Zurich Scudder Investments, Inc. ("ZSI"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). Each of the Acquiring Fund and the Acquired Fund is a separate series of the Trust. The principal place of business of the Trust is Two International Place, Boston, Massachu-setts 02110-4103.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganization (the "Reorgani-zation") will consist of the transfer of all or substantially all of the as-sets of the Acquired Fund to the Acquiring Fund in exchange solely for Class S, Class A, Class B and Class C voting shares of beneficial interest ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the as-sumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class S, Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class S, Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class S, Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Ac-quired Fund, including, but not limited to, any deferred compensation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Ac-quired Fund shall be delivered at net asset value without a sales load, com-mission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabil-ities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord with respect to each class of its shares (the "Acquired Fund Sharehold-ers"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquir-ing Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no ob-ligation to inquire as to the validity, propriety or correctness of such rec-ords, but shall assume that such transaction is valid, proper and correct. The aggre-gate net asset value of Class S, Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class S, Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Ac-quired Fund, although share certificates representing interests in Class S, Class A, Class B and Class C shares of the Acquired Fund will represent a num-ber of Acquiring Fund Shares after the Closing Date as determined in accor-dance with section 2.3. The Acquiring Fund will not issue certificates repre-senting Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

    2.2. The net asset value of a Class S, Class A, Class B or Class C Acquir-ing Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B and/or Class C Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of a Class A, Class B and/or Class C share, as applicable, shall be equal to the net asset value of one Class S Acquiring Fund Share.

    2.3. The number of Class S, Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class S, Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be June 25, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the As-sets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written in-strument shall be presented by the custodian for the Acquired Fund to the cus-todian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a se-curities depository, as defined in Rule 17f-4 under the 1940 Act, shall be de-livered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire trans-fer of federal funds on the Closing Date.

    3.4. Scudder Service Corporation, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class S, Class A, Class B and Class C Ac-quired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class S, Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Clos-ing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of the Acquired Fund shall include all of the Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board members.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a) The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being con-ducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust's Declaration of Trust. The Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qual-ified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c) No consent, approval, authorization, or order of any court or govern-mental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

  (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result (i) in vio-lation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a de-fault under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, inden-ture, instru-ment, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and ad-versely affect its business and is not a party to or subject to the provi-sions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to con-summate the transactions herein contemplated;

  (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended September 30, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known con-tingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g) Since September 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

    (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recognizing that, un-der Massachusetts law, Acquired Fund Shareholders, under certain circum-stances, could be held personally liable for obligations of the Acquired
  Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of Scudder Service Corpora-tion, as provided in section 3.4. The Acquired Fund does not have out-standing any options, warrants or other rights to subscribe for or pur-chase any of the Acquired Fund shares, nor is there outstanding any secu-rity convertible into any of the Acquired Fund shares;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Ac-quiring Fund has received notice at or prior to the Closing, and upon de-livery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring Fund has received notice and necessary documentation at or prior to the Closing;

    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (m) The information to be furnished by the Acquired Fund for use in ap-plications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

    (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

    (o) The proxy statement of the Acquired Fund to be included in the Reg-istration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

    (a) The Trust is a voluntary association with transferable shares com-monly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now be-ing conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust's Declaration of Trust. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qual-ify would not have material adverse effect on the Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authoriza-tions necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the fail-ure to so obtain would not have a material adverse effect on the Acquiring Fund;

    (b) The Trust is registered with the Commission as an open-end manage-ment investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all mate-rial respects with the 1940 Act and the rules and regulations thereunder;

    (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

    (d) The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result (i) in violation of Massachu-setts law or of the Trust's Declaration of Trust, as amended, or By-Laws,
  (ii) in a violation or breach of, or constitute a default under, any mate-rial agreement, indenture, instrument, contract, lease or other undertak-ing known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instru-ment, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

    (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or as-sets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended July 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent lia-bilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

    (g) Since July 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or busi-ness other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

    (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquiring Fund Shareholders, under cer-tain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any op-tions, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

    (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly autho-rized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-as-sessable (recognizing that, under Massachusetts law, Acquiring Fund Share-holders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

    (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

    (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will con-stitute a valid and binding obligation of the Trust, on behalf of the Ac-quiring Fund, enforceable in accordance with its terms, subject, as to en-forcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (n) The information to be furnished by the Acquiring Fund for use in ap-plications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

    (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

    (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

    (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will in-clude (i) the declaration and payment of customary dividends and other distri-butions and (ii) such changes as are contemplated by the Funds' normal opera-tions; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representa-tions and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's port-folio, the resulting portfolio will meet the Acquiring Fund's investment ob-jective, policies and restrictions, as set forth in the Acquiring Fund's Pro-spectus, a copy of which has been delivered to the Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 24, 2001.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concern-ing the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. The Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Ac-quiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions con-templated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. The Acquiring Fund and the Acquired Fund shall each use its reason-able best efforts to fulfill or obtain the fulfillment of the conditions pre-cedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Sec-tion 368(a) of the Code. At or prior to the Closing Date, the Trust, the Ac-quiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

    5.14. At or immediately prior to the Closing, the Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further con-ditions:

    6.1. All representations and warranties of the Trust, on behalf of the Ac-quiring Fund, contained in this Agreement shall be true and correct in all ma-terial respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the repre-sentations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other mat-ters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a) The Trust has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust's Declaration of Trust, as amended, or By-laws; and
  (e) to the knowledge of such counsel, and without any independent investi-gation, (i) the Trust is not subject to any litigation or other proceed-ings that might have a materially adverse effect on the operations of the Trust, (ii) the Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Ac-quired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

  The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of the Trust, on be-half of each of the Acquiring Fund and the Acquired Fund.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have entered into an administrative services agreement with ZSI in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Trust, on behalf of the Ac-quired Fund, contained in this Agreement shall be true and correct in all ma-terial respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a state-ment of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the rep-resentations and warranties of the Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, ex-cept as they may be affected by the transactions contemplated by this Agree-ment, and as to such other matters as the Acquiring Fund shall reasonably re-quest.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a) The Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently con-ducted in accordance with the description thereof in the Trust's registra-tion statement under the 1940 Act; (c) the Agreement has been duly autho-rized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, vio-late the Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation,
  (i) the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Trust,
  (ii) the Trust is duly registered as an investment company with the Com-mission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Ac-quired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of the Trust, on behalf of each of the Acquiring Fund and the Acquired Fund.

    7.5. The Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declara-tion of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all mate-rial respects, of the transactions contemplated hereby shall have been ob-tained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, sub-stantially to the effect that, based upon certain facts, assumptions and rep-resentations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Ac-quired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribu-tion of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Ac-quired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Ac-quiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged there-for; and (viii) the holding period of Acquiring Fund Shares received by Ac-quired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital as-sets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agree-ment.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

    10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that Class A shares of the Acquired Fund will bear $23,240, Class B shares of the Acquired Fund will bear $25,750, Class C shares of the Acquired Fund will bear $6,108 and Class S shares of the Acquired Fund will bear $305,896. Any such expenses which are so borne by ZSI will be solely and di-rectly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the par-ties, or (ii) by either party if the Closing shall not have occurred on or be-fore September 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and inten-tional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no lia-bility hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresenta-tion, as to each of which all remedies at law or in equity of the party ad-versely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further ap-proval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, Two Interna-tional Place, Boston, Massachusetts 02110-4103, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Jo-seph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to the Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachu-setts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Board members, share-holders, nominees, officers, agents, or employees of the Trust or the Funds personally, but bind only the respective property of the Funds, as provided in the Trust's Declaration of Trust. Moreover, no series of the Trust other than the Funds shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Funds to satisfy the obliga-tions of the Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in the Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trust or the assets of any such series be held liable with re-spect to the breach or other default by the Obligated Fund of its obligations, agree-ments, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and at-tested by its Secretary or Assistant Secretary.

Attest:                                 VALUE EQUITY TRUST
                                        on behalf of Scudder Large Company
                                        Value Fund



______________________________________
Secretary                               ________________________________________
                                        By:
                                        Its:

Attest:                                 VALUE EQUITY TRUST
                                        on behalf of Value Fund



______________________________________  ________________________________________
Secretary                               By:
                                        Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH
RESPECT TO PARAGRAPH 10.2 HERETO

ZURICH SCUDDER INVESTMENTS, INC.

______________________________________
By:
Its:

                                                                     EXHIBIT B+

Performance Update
--------------------------------------------------------------------------------

July 31, 2000

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                    Scudder Large              Russell 1000
                  Company Value Fund           Value Index*

         '90           10000                     10000
         '91           11016                     11071
         '92           12683                     12797
         '93           14753                     15192
         '94           14939                     15742
         '95           17863                     19024
         '96           20084                     22045
         '97           30186                     32810
         '98           33405                     38626
         '99           37243                     44415
         '00           35525                     42199

                 Yearly periods ended July 31

--------------------------------------------------------------------------------

Fund Index Comparison

--------------------------------------------------------------------------------
                                                                    Total Return

                                                               Total Return
                                      Growth of                               Average
Period ended 7/31/2000                 $10,000         Cumulative              Annual
----------------------------------------------------------------------------------------
Scudder Large Company Value Fund
----------------------------------------------------------------------------------------
1 year                                 $   9,539           -4.61%               -4.61%
----------------------------------------------------------------------------------------
5 year                                 $  19,887           98.87%               14.74%
----------------------------------------------------------------------------------------
10 year                                $  35,525          255.25%               13.51%
----------------------------------------------------------------------------------------
Russell 1000 Value Index*
----------------------------------------------------------------------------------------
1 year                                 $   9,501           -4.99%               -4.99%
----------------------------------------------------------------------------------------
5 year                                 $  22,183          121.83%               17.25%
----------------------------------------------------------------------------------------
10 year                                $  42,199          321.99%               15.47%
----------------------------------------------------------------------------------------

* The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

+ Class A, Class B and Class C shares of Scudder Large Company Value Fund are newly-created classes and therefore do not have a performance history. Shareholders of Value Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the Sales Charges and distribution Fees borne by Class A, Class B and Class C shares of Scudder Large Company Value Fund, which would reduce performance.

Portfolio Management Discussion
--------------------------------------------------------------------------------

July 31, 2000

In the following interview, portfolio manager Lois Roman discusses Scudder Large Company Value Fund's strategy and the market environment during the twelve-month period ending July 31, 2000.

Q: Value stocks did not perform well over the full reporting period, but they showed signs of life in early 2000. What factors are driving the performance of this asset class?

A: Value stocks underperformed during the final months of 1999 and the early part of 2000, as a narrow group of stocks in aggressive growth areas such as technology and biotech dominated the performance charts. For the 12-month period ending July 31, the Russell 1000 Growth Index jumped 24.36%. At the same time, the Russell 1000 Value Index actually declined -4.99%. In this period, investors were searching for companies whose growth prospects were believed to be strong enough to withstand an environment of rising interest rates. Since most companies that fit this description possessed rich valuations, we were not able to benefit from the rally in this area.

Value stocks initially rallied when the Nasdaq began to go through the early stages of its spring correction, but once the decline began to extend over a period of several weeks, all sectors of the markets were affected by selling pressure. An improved outlook for interest rates sparked a rally in equities during the summer, but unlike the moves of late 1999 and early 2000, a broad range of stocks participated in the upturn. This phase was marked by a stronger performance from value stocks and an upturn in "breadth," the term used to describe the extent to which advancing stocks are outnumbering decliners. Financials, oils, utilities, and selected cyclicals -- all groups that have performed poorly over the past two years -- experienced rallies. At the same time, the unrestrained optimism that characterized the early part of the year calmed significantly. In this sense, the tone of the market changed, making individual stock selection -- and the necessary research that accompanies it -- more important than momentum factors. This environment proved to be much more healthy for value stocks than the euphoria that characterized the early part of the year.

Q: How did the fund perform during this period?

A: Over the twelve-month period ended July 31, 2000, the fund posted a total return of -4.61%, which was slightly better than the -4.99% return of its unmanaged benchmark, the Russell 1000 Value Index. The fund's outperformance was due, in part, to strong stock selection within the technology area (Motorola), insurance (Cigna, Hartford Financial Services Group, and St. Paul Companies), and health care (American Home Products and Pharmacia). On the negative side, we were hurt by holdings in chemical stocks such as Dow and DuPont, as well as our position in Raytheon.

Q: Has the fund's investment discipline helped in the volatile environment of the past year?

A: Yes. The fund maintains the same steady, disciplined investment process at all times. We believe that the value of such an approach has been demonstrated by the volatility we have experienced so far in 2000. Market direction has changed course significantly on several occasions, and violent sector rotations have occurred with increasing frequency. In an environment such as this, investors who try to chase "momentum" stocks or position their portfolios to take advantage of the most recent "hot" sector are, in our view, destined to fail. We, on the other hand, strive to position the portfolio for any environment by buying what we feel are the most attractive value stocks in the market, and holding on to them over a long-term horizon.

In prospecting for attractive investments, we use a disciplined, three-step investment process that employs a quantitative screen, fundamental equity research, and risk management. The quantitative screen helps us find stocks in the Russell 1000 Index -- a broad, large-capitalization universe -- that are selling at the most attractive valuations. Companies that are ranked in the top four deciles (the cheapest 40%) are our potential buy candidates, while those that fall into the 9th and 10th deciles (the most expensive 20%) are our potential sell candidates. Not all cheap stocks have value, however. The use of our internal army of equity analysts helps us to understand the fundamental dynamics of a company. This is a crucial step in the process, and it helps prevent us from investing in stocks where the fundamentals have not yet hit bottom. Lastly, our use of quantitative and qualitative risk analysis allows us to control for macroeconomic factors. On the sell side, we will sell a holding if our investment thesis is violated, or if its fundamentals begin to show signs of deterioration.

Q: How is the portfolio positioned at present?

A: The fund remains overweight in energy stocks through its position in both integrated oils (Exxon Mobil, Chevron, and Texaco) and oil services companies such as Schlumberger. The sector was weak during July on the decline in oil prices, but we believe that the selloff was overdone for the simple fact that most analysts are still not factoring higher oil prices into their earnings models. We feel that the sector's fundamentals remain very strong, and intend to hold the stocks through short-term turbulence.

The financial sector has had difficulty during the last year due to rising interest rates and merger integration issues. The fund was skewed more towards insurance than banks during the last year, which boosted returns. The key question going forward will be when to reinvest in the banking industry.

In technology, which accounts for less than 10% of the fund, we remain focused on companies such as IBM and Hewlett-Packard. These names aren't exciting high-fliers, but they offer attractive valuations and very favorable earnings stories. We continue to believe that value investors can take advantage of the growth of the tech sector without having to abandon their disciplines.

The fund continues to hold an overweight position in chemical stocks, an area that has been a drag on performance throughout 2000. Believing that stocks in this sector are extremely cheap and will participate if there is a rally within the broader industrial cyclical group, we have added to the fund's holdings in this area as prices have fallen.

Q: What is your outlook for value stocks?

A: In the past, we have stated that we believe a rebound in the value area is inevitable. Only rarely have growth stocks outperformed for as long a period as they have during the past three years. Unfortunately, nobody can accurately predict when the turn in value will come, as evidenced by the many false rallies we have witnessed during the past year. What we can say, however, is that the market currently offers a wealth of companies that in our view, are worth more than they are selling for. For this reason, we intend to remain focused on our value discipline, and will continue to use our three-step process to establish positions in what we believe to be the most attractive value names in the market. We believe that by taking this approach, the fund will be positioned to prosper when the turn in value stocks ultimately arrives.

                                   APPENDIX

                       Beneficial Owners of Fund Shares

    As of December 31, 2000, 3,606 shares in the aggregate, or 5.88% of the outstanding shares of Scudder Large Company Value Fund, Class AARP were held in the name of Scudder Trust Company, Custodian for Albert A. Bigby, IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 6,194 shares in the aggregate, or 10.10% of the outstanding shares of Scudder Large Company Value Fund, Class AARP were held in the name of Scudder Trust Company, Custodian for Robert F. Schmicker, IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

     This Proxy Statement/Prospectus is accompanied by Scudder Large Company Value Fund's prospectus offering Class A, Class B and Class C shares dated December 29, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 4, 2001 (File No. 811-01444), and is incorporated by reference herein.

     Scudder Large Company Value Fund's prospectus offering Class S shares dated October 1, 2000, which was previously filed with the Commission via EDGAR on October 5, 2000 (File No. 811-01444), is incorporated by reference herein.

     Value Fund's prospectus offering Class A, Class B and Class C shares dated February 1, 2001, which was previously filed with the Commission via EDGAR on February 6, 2001 (File No. 811-01444), is incorporated by reference herein.

     Value Fund's prospectus offering Class S shares dated February 1, 2001, which was previously filed with the Commission via EDGAR on February 6, 2001 (File No. 811-01444), is incorporated by reference herein.

     Scudder Large Company Value Fund's statement of additional information relating to Class A, Class B and Class C shares dated December 29, 2000, which was previously filed with the Commission via EDGAR on January 4, 2001 (File No. 811-01444), is incorporated by reference herein.

     Scudder Large Company Value Fund's statement of additional information relating to Class S shares dated October 1, 2000, which was previously filed with the Commission via EDGAR on October 5, 2000 (File No. 811-01444), is incorporated by reference herein.

                                    PART B

                              VALUE EQUITY TRUST

               ------------------------------------------------

                      Statement of Additional Information
                                 March 6, 2001

               ------------------------------------------------


Acquisition of the Assets of      By and in Exchange for Shares of
Value Fund,                       Scudder Large Company Value Fund, a series of
a series of                       the Trust
Value Equity Trust (the "Trust")  Two International Place
Two International Place           Boston, MA 02110-4103
Boston, MA 02110-4103


     This Statement of Additional Information is available to the shareholders of Value Fund in connection with a proposed transaction whereby Scudder Large Company Value Fund will acquire all or substantially all of the assets and all of the liabilities of Value Fund in exchange for shares of Scudder Large Company Value Fund (the "Reorganization").

     This Statement of Additional Information of the Trust contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Scudder Large Company Value Fund's statement of additional information relating to Class A, Class B and Class C shares dated December 29, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 4, 2001 (File No. 811-01444) and is incorporated by reference herein.

2. Scudder Large Company Value Fund's statement of additional information relating to Class S shares dated October 1, 2000, which was previously filed with the Commission via EDGAR on October 5, 2000 (File No. 811-01444) and is incorporated by reference herein.

3. Scudder Large Company Value Fund's annual report to shareholders for the fiscal year ended July 31, 2000, which was previously filed with the Commission via EDGAR on September 20, 2000, 2000 (File No. 811-01444) and is incorporated by reference herein.

4. Value Fund's prospectus offering Class A, Class B and Class C shares dated February 1, 2001, which was previously filed with the Commission via EDGAR on February 6, 2001 (File No. 811-01444) and is incorporated by reference herein.

5. Value Fund's prospectus offering Class S shares dated February 1, 2001, which was previously filed with the Commission via EDGAR on February 6, 2001 (File No. 811-01444) and is incorporated by reference herein.

6. Value Fund's statement of additional information relating to Class A, Class B and Class C shares dated February 1, 2001, which was previously filed with the Commission via EDGAR on February 6, 2001 (File No. 811-01444) and is incorporated by reference herein.

7. Value Fund's statement of additional information relating to Class S shares dated February 1, 2001, which was previously filed with the Commission via EDGAR on February 6, 2001 (File No. 811-01444) and is incorporated by reference herein.

8. Value Fund's annual report to shareholders for the fiscal year ended September 30, 2000, which was previously filed with the Commission via EDGAR on December 4, 2000 (File No. 811-01444) and is incorporated by reference herein.

9. The financial statements and schedules of Scudder Large Company Value Fund and Value Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 6, 2001 relating to the Reorganization may be obtained by writing Scudder Large Company Value Fund at Two International Place, Boston, Massachusetts 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-728-3337. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Pro Forma
Portfolio of Investments(1)
as of September 30, 2001 (Unaudited)

                                                                                            Scudder Large           Scudder
                                                                                            Company Value         Value Fund
                                                                                              Par/Share            Par/Share
                                                                                               Amount               Amount
                                                                                           -----------------------------------
Repurchase Agreements 2.7%
--------------------------
                                                   Repurchase Agreement with State Street    65,015,000           6,084,000
                                                   Bank, 6.480%, 10/02/2000


Total Repurchase Agreements (Cost of $65,015,000, $6,084,000, and $71,099,000 respectively)


Common Stocks 97.3%
-------------------
                         COMMUNICATIONS       8.8% AT&T Corp.                                   841,350             166,550
                                                   BellSouth Corp.                            1,188,300             207,800
                                                   SBC Communicatons, Inc.                    1,198,100             234,000
                                                   Verizon Communications                     1,278,200             247,300





                 CONSUMER DISCRETIONARY       1.2% Target Corp.                               1,095,800             130,000





                       CONSUMER STAPLES       7.8% Anheuser-Busch Co., Inc.                                         133,200
                                                   Gillette Co.                                 846,200             160,100
                                                   H.J. Heinz Co.                             1,055,200             204,200
                                                   Hershey Foods Corp.                          312,500              61,600
                                                   PepsiCo, Inc.                              1,259,800             246,500
                                                   Unilever NV                                  675,285





                               DURABLES       9.1% Boeing Co.                                   958,770             171,400
                                                   Deere & Co.                                  809,400             153,300
                                                   Lockheed Martin Corp.                      1,786,300             386,264
                                                   United Technologies Corp.                    794,400             101,800





                                 ENERGY      14.7% Baker Hughes, Inc.                           686,700             134,700
                                                   Chevron Corp.                                357,500              87,200
                                                   Conoco, Inc. - Class A                                           152,600
                                                   Conoco, Inc. - Class B                       739,000
                                                   The Montana Power Co.                        664,000             125,300
                                                   Royal Dutch Petroleum Co.                    825,300             124,900
                                                   Schlumberger Ltd.                            356,100              69,800
                                                   Texaco, Inc.                                 398,500             111,900
                                                   Exxon Mobil Corp.                          1,394,723             264,992





                              FINANCIAL      26.3% AFLAC, Inc.                                  661,000             135,900
                                                   Allstate Corp.                             1,118,900             211,100
                                                   Bank of America Corp.                        647,628             133,352
                                                   Cigna Corp.                                  702,100             149,700
                                                   Citigroup, Inc.                            1,574,330             320,400
                                                   Federal National Mortgage Association        398,700              77,900
                                                   FleetBoston Financial Corp.                  857,554             168,600
                                                   Hartford Financial Services Group, Inc.      433,300              83,200
                                                   J.P. Morgan & Co., Inc.                      223,300              25,500
                                                   PNC Bank Corp.                               584,900             117,900
                                                   Post Properties, Inc.                        310,800              64,900
                                                   St. Paul Companies, Inc.                     563,800             110,100
                                                   Wells Fargo Co.                              379,200              71,400
                                                   Zions Bancorp                                 99,700              20,400
                                                   Bank One Corp.                               812,200             156,600
                                                   Chase Manhattan Corp.                        502,300              95,950
                                                   MetLife, Inc.                                622,000             119,700





                                 HEALTH       8.9% American Home Products Corp.               1,037,900             189,900
                                                   Becton, Dickinson & Co.                      826,100             161,900
                                                   Bristol-Myers Squibb Co.                     679,800             133,200
                                                   Eli Lilly & Co.                              416,400              80,500
                                                   Pharmacia Corp.                              721,259             134,351





                          MANUFACTURING       4.6% Dow Chemical Co.                             801,000             154,500



                                                   E.I. du Pont de Nemours & Co.                860,300             148,700
                                                   PPG Industries, Inc.                         485,700              92,100
                                                   Parker-Hannifin Corp.                        396,700              90,450
                                                   Sherwin-Williams Co.                         625,100             117,700





                                  MEDIA       1.7% The Walt Disney Co.                          972,100             201,000





                     SERVICE INDUSTRIES       1.1% Merrill Lynch & Co., Inc.                    367,000              72,600





                             TECHNOLOGY       5.4% Agilent Technologies Inc.                          0                   0
                                                   Apple Computer, Inc.                         247,300
                                                   Compaq Computer Corp.                        821,200
                                                   Diebold, Inc.                                396,100              76,000
                                                   Hewlett-Packard Co.                          212,400              41,500
                                                   International Business Machines Corp.        255,100              50,200
                                                   Intuit, Inc.                                 581,000             112,000





                         TRANSPORTATION       1.2% Burlington Northern Santa Fe Corp.         1,246,700             248,000





                              UTILITIES       6.5% Allegheny Energy, Inc.                       747,100             142,100
                                                   Duke Energy Corp.                            357,900              72,500
                                                   FPL Group, Inc.                              474,800              87,300
                                                   Peco Energy Co.                              155,700              34,900
                                                   Southern Energy Inc                           90,300              17,000
                                                   Unicom Corp.                                 717,600             134,100





                                                                                              Pro Forma         Scudder Large
                                                                                              Combined          Company Value
                                                                                              Par/Share             Market
                                                                                                Amount            Value ($)
                                                                                           --------------------------------------

Repurchase Agreements 2.7%
--------------------------
                                                   Repurchase Agreement with State Street   71,099,000           65,015,000
                                                   Bank, 6.480%, 10/02/2000

                                                                                                       ---------------------------
Total Repurchase Agreements (Cost of $65,015,000, $6,084,000, and $71,099,000 respectively)  6,084,000           71,099,000
                                                                                                       ===========================

Common Stocks 97.3%
-------------------
                         COMMUNICATIONS       8.8% AT&T Corp.                                 1,007,900          24,714,656
                                                   BellSouth Corp.                            1,396,100          47,829,075
                                                   SBC Communicatons, Inc.                    1,432,100          59,905,000
                                                   Verizon Communications                     1,525,500          61,912,812

                                                                                                       ---------------------------
                                                                                                                194,361,543
                                                                                                       ---------------------------

                 CONSUMER DISCRETIONARY       1.2% Target Corp.                               1,225,800          28,079,875

                                                                                                       ---------------------------
                                                                                                                 28,079,875
                                                                                                       ---------------------------

                       CONSUMER STAPLES       7.8% Anheuser-Busch Co., Inc.                     133,200
                                                   Gillette Co.                               1,006,300          26,126,425
                                                   H.J. Heinz Co.                             1,259,400          39,108,350
                                                   Hershey Foods Corp.                          374,100          16,914,062
                                                   PepsiCo, Inc.                              1,506,300          57,950,800
                                                   Unilever NV                                  675,285          32,582,501

                                                                                                       ---------------------------
                                                                                                                172,682,138
                                                                                                       ---------------------------

                               DURABLES       9.1% Boeing Co.                                 1,130,170          60,402,510
                                                   Deere & Co.                                  962,700          26,912,550
                                                   Lockheed Martin Corp.                      2,172,564          58,876,448
                                                   United Technologies Corp.                    896,200          55,012,200

                                                                                                       ---------------------------
                                                                                                                201,203,708
                                                                                                       ---------------------------

                                 ENERGY      14.7% Baker Hughes, Inc.                           821,400          25,493,737
                                                   Chevron Corp.                                444,700          30,476,875
                                                   Conoco, Inc. - Class A                       152,600
                                                   Conoco, Inc. - Class B                       739,000          19,906,812
                                                   The Montana Power Co.                        789,300          22,161,000
                                                   Royal Dutch Petroleum Co.                    950,200          49,466,418
                                                   Schlumberger Ltd.                            425,900          29,311,481
                                                   Texaco, Inc.                                 510,400          20,921,250
                                                   Exxon Mobil Corp.                          1,659,715         124,304,687

                                                                                                       ---------------------------
                                                                                                                322,042,260
                                                                                                       ---------------------------

                              FINANCIAL      26.3% AFLAC, Inc.                                  796,900          42,345,326
                                                   Allstate Corp.                             1,330,000          38,881,775
                                                   Bank of America Corp.                        780,980          33,919,516
                                                   Cigna Corp.                                  851,800          73,299,240
                                                   Citigroup, Inc.                            1,894,730          85,112,215
                                                   Federal National Mortgage Association        476,600          28,507,050
                                                   FleetBoston Financial Corp.                1,026,154          33,444,606
                                                   Hartford Financial Services Group, Inc.      516,500          31,603,818
                                                   J.P. Morgan & Co., Inc.                      248,800          36,481,637
                                                   PNC Bank Corp.                               702,800          38,018,500
                                                   Post Properties, Inc.                        375,700          13,539,225
                                                   St. Paul Companies, Inc.                     673,900          27,802,387
                                                   Wells Fargo Co.                              450,600          17,419,500
                                                   Zions Bancorp                                120,100           5,098,720
                                                   Bank One Corp.                               968,800          31,371,225
                                                   Chase Manhattan Corp.                        598,250          23,199,981
                                                   MetLife, Inc.                                741,700          16,288,625

                                                                                                       ---------------------------
                                                                                                                576,333,346
                                                                                                       ---------------------------

                                 HEALTH       8.9% American Home Products Corp.               1,227,800          58,706,218
                                                   Becton, Dickinson & Co.                      988,000          21,840,018
                                                   Bristol-Myers Squibb Co.                     813,000          38,833,575
                                                   Eli Lilly & Co.                              496,900          33,780,450
                                                   Pharmacia Corp.                              855,610          43,410,776

                                                                                                       ---------------------------
                                                                                                                196,571,037
                                                                                                       ---------------------------

                          MANUFACTURING       4.6% Dow Chemical Co.                             955,500          19,974,937



                                                   E.I. du Pont de Nemours & Co.              1,009,000          35,648,681
                                                   PPG Industries, Inc.                         577,800          19,276,218
                                                   Parker-Hannifin Corp.                        487,150          13,388,625
                                                   Sherwin-Williams Co.                         742,800          13,361,512

                                                                                                       ---------------------------
                                                                                                                101,649,973
                                                                                                       ---------------------------

                                  MEDIA       1.7% The Walt Disney Co.                        1,173,100          37,182,825

                                                                                                       ---------------------------
                                                                                                                 37,182,825
                                                                                                       ---------------------------

                     SERVICE INDUSTRIES       1.1% Merrill Lynch & Co., Inc.                    439,600          24,222,000

                                                                                                       ---------------------------
                                                                                                                 24,222,000
                                                                                                       ---------------------------

                             TECHNOLOGY       5.4% Agilent Technologies Inc.                          0                  18
                                                   Apple Computer, Inc.                         247,300           6,367,975
                                                   Compaq Computer Corp.                        821,200          22,648,696
                                                   Diebold, Inc.                                472,100          10,521,406
                                                   Hewlett-Packard Co.                          253,900          20,602,800
                                                   International Business Machines Corp.        305,300          28,698,750
                                                   Intuit, Inc.                                 693,000          33,117,000

                                                                                                       ---------------------------
                                                                                                                121,956,645
                                                                                                       ---------------------------

                         TRANSPORTATION       1.2% Burlington Northern Santa Fe Corp.         1,494,700          26,881,968

                                                                                                       ---------------------------
                                                                                                                 26,881,968
                                                                                                       ---------------------------

                              UTILITIES       6.5% Allegheny Energy, Inc.                       889,200          28,529,881
                                                   Duke Energy Corp.                            430,400          30,689,925
                                                   FPL Group, Inc.                              562,100          31,218,100
                                                   Peco Energy Co.                              190,600           9,429,581
                                                   Southern Energy Inc                          107,300           2,833,162
                                                   Unicom Corp.                                 851,700          40,320,149
                                                                                                       ---------------------------
                                                                                                                143,020,796
                                                                                                       ===========================

Total Common Stocks (Cost of $1,562,849,003, $344,256,380, and $1,907,105,383 respectively)                   2,146,188,116
                                                                                                       ===========================
Total Investment Portfolio (Cost of $1,627,864,003, $350,340,380
 and $1,978,204,383 respectively)                                                                             2,211,203,116
                                                                                                       ===========================

                                                                                                Scudder            Pro Forma
                                                                                               Value Fund          Combined
                                                                                                 Market             Market
                                                                                                Value ($)          Value ($)
                                                                                           --------------------------------------

Repurchase Agreements 2.7%
--------------------------
                                                   Repurchase Agreement with State Street     6,084,000          71,099,000
                                                   Bank, 6.480%, 10/02/2000

                                                                                           -----------------------------------
Total Repurchase Agreements (Cost of $65,015,000, $6,084,000, and $71,099,000 respectively)  65,084,000          71,099,000
                                                                                           ===================================

Common Stocks 97.3%
-------------------
                         COMMUNICATIONS       8.8% AT&T Corp.                                 4,892,406         29,607,062
                                                   BellSouth Corp.                            8,363,950         56,193,025
                                                   SBC Communicatons, Inc.                   11,700,000         71,605,000
                                                   Verizon Communications                    11,978,593         73,891,405

                                                                                           -----------------------------------
                                                                                             36,934,949        231,296,492
                                                                                           -----------------------------------

                 CONSUMER DISCRETIONARY       1.2% Target Corp.                               3,331,250          31,411,125

                                                                                           -----------------------------------
                                                                                              3,331,250          31,411,125
                                                                                           -----------------------------------

                       CONSUMER STAPLES       7.8% Anheuser-Busch Co., Inc.                   5,636,025           5,636,025
                                                   Gillette Co.                               4,943,087          31,069,512
                                                   H.J. Heinz Co.                             7,568,162          46,676,512
                                                   Hershey Foods Corp.                        3,334,100          20,248,162
                                                   PepsiCo, Inc.                             11,339,000          69,289,800
                                                   Unilever NV                                                   32,582,501

                                                                                           -----------------------------------
                                                                                             32,820,374         205,502,512
                                                                                           -----------------------------------

                               DURABLES       9.1% Boeing Co.                                10,798,200          71,200,710
                                                   Deere & Co.                                5,097,225          32,009,775
                                                   Lockheed Martin Corp.                     12,731,261          71,607,709
                                                   United Technologies Corp.                  7,049,650          62,061,850

                                                                                           -----------------------------------
                                                                                             35,676,336         236,880,044
                                                                                           -----------------------------------

                                 ENERGY      14.7% Baker Hughes, Inc.                         5,000,737          30,494,474
                                                   Chevron Corp.                              7,433,800          37,910,675
                                                   Conoco, Inc. - Class A                     3,986,675           3,986,675
                                                   Conoco, Inc. - Class B                                        19,906,812
                                                   The Montana Power Co.                      4,181,887          26,342,887
                                                   Royal Dutch Petroleum Co.                  7,486,193          56,952,611
                                                   Schlumberger Ltd.                          5,745,412          35,056,893
                                                   Texaco, Inc.                               5,874,750          26,796,000
                                                   Exxon Mobil Corp.                         23,617,410         147,922,097

                                                                                           -----------------------------------
                                                                                             63,326,864         385,369,124
                                                                                           -----------------------------------

                              FINANCIAL      26.3% AFLAC, Inc.                                8,706,093          51,051,419
                                                   Allstate Corp.                             7,335,725          46,217,500
                                                   Bank of America Corp.                      6,984,311          40,903,827
                                                   Cigna Corp.                               15,628,680          88,927,920
                                                   Citigroup, Inc.                           17,321,625         102,433,840
                                                   Federal National Mortgage Assocition       5,569,850          34,076,900
                                                   FleetBoston Financial Corp.                6,575,400          40,020,006
                                                   Hartford Financial Services Group, Inc.    6,068,400          37,672,218
                                                   J.P. Morgan & Co., Inc.                    4,166,062          40,647,699
                                                   PNC Bank Corp.                             7,663,500          45,682,000
                                                   Post Properties, Inc.                      2,827,206          16,366,431
                                                   St. Paul Companies, Inc.                   5,429,306          33,231,693
                                                   Wells Fargo Co.                            3,279,937          20,699,437
                                                   Zions Bancorp                              1,043,268           6,141,988
                                                   Bank One Corp.                             6,048,675          37,419,900
                                                   Chase Manhattan Corp.                      4,431,690          27,631,671
                                                   MetLife, Inc.                              3,134,643          19,423,268

                                                                                           -----------------------------------
                                                                                            112,214,371         688,547,717
                                                                                           -----------------------------------

                                 HEALTH       8.9% American Home Products Corp.              10,741,218          69,447,436
                                                   Becton, Dickinson & Co.                    4,280,231          26,120,249
                                                   Bristol-Myers Squibb Co.                   7,609,050          46,442,625
                                                   Eli Lilly & Co.                            6,530,562          40,311,012
                                                   Pharmacia Corp.                            8,086,250          51,497,026

                                                                                           -----------------------------------
                                                                                             37,247,311         233,818,348
                                                                                           -----------------------------------

                          MANUFACTURING       4.6% Dow Chemical Co.                           3,852,843          23,827,780




                                                   E.I. du Pont de Nemours & Co.              6,161,756          41,810,437
                                                   PPG Industries, Inc.                       3,655,218          22,931,436
                                                   Parker-Hannifin Corp.                      3,052,687          16,441,312
                                                   Sherwin-Williams Co.                       2,515,837          15,877,349

                                                                                           -----------------------------------
                                                                                             19,238,341         120,888,314
                                                                                           -----------------------------------

                                  MEDIA       1.7% The Walt Disney Co.                        7,688,250          44,871,075

                                                                                           -----------------------------------
                                                                                              7,688,250          44,871,075
                                                                                           -----------------------------------

                     SERVICE INDUSTRIES       1.1% Merrill Lynch & Co., Inc.                  4,791,600          29,013,600

                                                                                           -----------------------------------
                                                                                              4,791,600          29,013,600
                                                                                           -----------------------------------

                             TECHNOLOGY       5.4% Agilent Technologies Inc.                          5                  23
                                                   Apple Computer, Inc.                                           6,367,975
                                                   Compaq Computer Corp.                                         22,648,696
                                                   Diebold, Inc.                              2,018,750          12,540,156
                                                   Hewlett-Packard Co.                        4,025,500          24,628,300
                                                   International Business Machines Corp.      5,647,500          34,346,250
                                                   Intuit, Inc.                               6,384,000          39,501,000

                                                                                           -----------------------------------
                                                                                             18,075,755         140,032,400
                                                                                           -----------------------------------

                         TRANSPORTATION       1.2% Burlington Northern Santa Fe Corp.         5,347,500          32,229,468

                                                                                           -----------------------------------
                                                                                              5,347,500          32,229,468
                                                                                           -----------------------------------

                              UTILITIES       6.5% Allegheny Energy, Inc.                     5,426,443          33,956,324
                                                   Duke Energy Corp.                          6,216,875          36,906,800
                                                   FPL Group, Inc.                            5,739,975          36,958,075
                                                   Peco Energy Co.                            2,113,631          11,543,212
                                                   Southern Energy Inc                          533,375           3,366,537
                                                   Unicom Corp.                               7,534,761          47,854,910

                                                                                           -----------------------------------
                                                                                             27,580,060         170,585,858
                                                                                           -----------------------------------


                                                                                           -----------------------------------
Total Common Stocks (Cost of $1,562,849,003, $344,256,380, and $1,907,105,383 respectively) 404,257,961       2,550,446,077
                                                                                           ===================================


                                                                                           ===================================
Total Investment Portfolio (Cost of $1,627,864,003, $350,340,380
 and $1,978,204,383 respectively)                                                           410,341,961       2,621,545,077
                                                                                           ===================================

(1) It is not expected that any of the securities will have to be sold as a result of the Reorganization. However, the foregoing sentence shall not be deemed to restrict in any way the ability of the investment manager of the Acquiring Fund from buying or selling securities in the normal course of such Fund's business and operations.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

       PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                     AS OF SEPTEMBER 30, 2000 (UNAUDITED)

                                     Scudder Large                   Scudder                   Pro Forma                 Pro Forma
                                     Company Value                  Value Fund                Adjustments                Combined
                                     -------------                  ----------                -----------                ---------
Investments, at value                $ 2,211,203,116                $ 410,341,961                                    $ 2,621,545,077
Cash                                           6,849                          138                                    $         6,987
Other assets less liabilities             26,390,204                    9,520,589            $  (360,994)   (2)      $    35,549,799
                                     ----------------               -------------            ------------            ---------------
Total Net assets                     $ 2,237,600,169                $ 419,862,688            $  (360,994)            $ 2,657,101,863
                                     ================               =============            ============            ===============

NET ASSETS
Class S Shares                       $ 2,237,600,169                $ 331,123,448            $  (305,896)            $ 2,568,417,721
Class A Shares                                                      $  50,693,642            $   (23,240)            $    50,670,402
Class B Shares                                                      $  30,573,600            $   (25,750)            $    30,547,850
Class C Shares                                                      $   7,471,998            $    (6,108)            $     7,465,890
SHARES OUTSTANDING
Class S Shares                            77,496,256                   12,846,172             (1,387,303)                 88,955,125
Class A Shares                                                          1,968,732               (213,609)                  1,755,123
Class B Shares                                                          1,195,742               (137,625)                  1,058,117
Class C Shares                                                            292,512                (33,908)                    258,604
NET ASSET VALUE PER SHARE
Class S Shares                       $         28.87                $       25.78                                    $         28.87
Class A Shares                                                      $       25.75                                    $         28.87
Class B Shares                                                      $       25.57                                    $         28.87
Class C Shares                                                      $       25.54                                    $         28.87

             PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
       FOR THE TWELVE MONTH PERIOD ENDED September 30, 2000 (UNAUDITED)

                                             Scudder Large               Scudder               Pro Forma               Pro Forma
                                             Company Value                Value               Adjustments              Combined
                                       ---------------------------------------------------------------------------------------------
Investment Income:
  Interest and dividend income               $ 47,061,459             $ 8,694,159            $          --            $  55,755,618
                                       ---------------------------------------------------------------------------------------------
            Total Investment Income            47,061,459               8,694,159                                        55,755,618
  Expenses
     Management fees                           13,718,497               3,001,573             (1,426,352)  (3)           15,293,718
     Trustees Fees                                 84,792                  53,784                (53,784)  (4)               84,792
     12B-1                                            -                   264,645                195,540   (5)              460,185
     All other expenses                         7,105,442               3,362,966             (2,763,598)  (6)            7,704,810
                                       ---------------------------------------------------------------------------------------------
  Total expenses before reductions             20,908,731               6,682,968             (4,048,194)                23,543,505
  Expense reductions                                  -                       -                      -                          -
                                       ---------------------------------------------------------------------------------------------
  Expenses, net                                20,908,731               6,682,968             (4,048,194)                23,543,505
                                       ---------------------------------------------------------------------------------------------
Net investment income (loss)                   26,152,728               2,011,191              4,048,194                 32,212,113
                                       ---------------------------------------------------------------------------------------------


Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments  $211,160,385              52,726,443                    --                 263,886,828

  Net unrealized appreciation (depreciation)
     of investments                           (14,536,052)             13,596,001                    --                    (940,051)
                                       ---------------------------------------------------------------------------------------------

Net increase in net assets from operations   $ 222,777,061           $ 68,333,635            $ 4,048,194              $ 295,158,890
                                       =============================================================================================


       NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                          (UNAUDITED)
                      SEPTEMBER 30, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 2000 for the Scudder Large Company Value Fund and Scudder Value Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $360,994 to be borne by Scudder Value Fund.

3. Represents reduction in management fees resulting from the utilization of Scudder Large Company Value Fund's lower management fees.

4.  Reduction in trustee fees resulting from the Reorganization.

5. Reclassification of accounting service fees as being covered under the 12b-1 plan.

6. Represents reduction in other expenses resulting from the implementation of an administrative fee contract by Scudder Large Company Value Fund for the entire year and reclassification of accounting service fees as being covered under the 12b-1 plan.

Thank you
for mailing your proxy card promptly!

                              We appreciate your
                            continuing support and
                           look forward to serving
                         your future investment needs.

Kemper Funds

Kemper Value Fund


                                                                   KP Value #16

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                                  VALUE FUND

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 3:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposal.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Large Company Value Fund, (ii) each shareholder of the Fund would receive shares of Scudder Large Company Value Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE